UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  November 6, 2023
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 6, 2023, following OpGen, Inc.’s (the “Company”) unsuccessful efforts to sell the businesses or assets of its wholly owned subsidiaries Curetis GmbH (“Curetis”) and Ares Genetics GmbH (“Ares Genetics”) or to access additional capital to continue their operations, Curetis filed a petition for bankruptcy protection with the district court of Stuttgart, Germany, and Ares Genetics filed a petition for bankruptcy protection with the commercial court in Vienna, Austria, Reference Number 38 S 175/23x. The bankruptcy proceedings of Curetis and Ares Genetics will be adjudicated under the bankruptcy laws of Germany and Austria, respectively. Dr. Katharina Widhalm-Budak has been appointed insolvency administrator by the Vienna court in Ares Genetics’ bankruptcy proceeding. The district court of Stuttgart will appoint an insolvency administrator for Curetis’ bankruptcy proceeding. The insolvency administrators will assume control over the assets and liabilities of Curetis and Ares Genetics, respectively, which effectively eliminates the authority and power of the Company and its officers to act on behalf of the subsidiaries. In the event the preservation and sale of the business in connection with the bankruptcy proceedings is unsuccessful, the assets of Curetis and Ares Genetics would be liquidated and claims paid in accordance with the bankruptcy laws of the applicable jurisdiction. Neither Curetis, Ares Genetics nor the Company undertake any obligation to make any further public announcement with respect to the documents filed with the applicable bankruptcy courts or the matters referred to therein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 7, 2023	OpGen, Inc.

	By:	/s/ Albert Weber
		Name:	Albert Weber
		Title:	Chief Financial Officer